Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares		Value
Common Stocks – 98.2%
Aerospace & Defense – 5.0%
CAE Inc	755,323	$20,000,004
Safran SA	329,732	50,906,940
		70,906,944
Banks – 11.2%
BNP Paribas SA	920,609	54,550,095
China Construction Bank Corp	47,171,000	40,742,939
HDFC Bank Ltd	789,232	14,067,165
ING Groep NV	635,884	7,622,791
Mitsubishi UFJ Financial Group Inc	5,747,300	31,381,612
Permanent TSB Group Holdings PLC*	7,893,218	10,110,203
		158,474,805
Beverages – 8.6%
Asahi Group Holdings Ltd	377,500	17,314,824
Diageo PLC	1,308,237	55,452,713
Heineken NV	452,561	48,180,859
		120,948,396
Biotechnology – 0.4%
BeiGene Ltd (ADR)*	32,790	5,435,270
Building Products – 2.8%
Daikin Industries Ltd	282,800	40,217,784
Consumer Finance – 1.2%
Nexi SpA (144A)*	1,179,046	16,371,598
Electronic Equipment, Instruments & Components – 1.4%
Hexagon AB	342,159	19,184,642
Entertainment – 1.0%
Nexon Co Ltd*	1,040,300	13,884,711
Hotels, Restaurants & Leisure – 2.9%
GVC Holdings PLC	3,479,072	40,741,073
Household Durables – 2.5%
Sony Corp	510,700	34,790,967
Insurance – 11.4%
AIA Group Ltd	5,746,200	60,324,849
Beazley PLC	1,907,171	14,043,746
Intact Financial Corp	169,497	18,330,845
NN Group NV	1,039,471	39,429,899
Sony Financial Holdings Inc	1,172,300	28,357,920
		160,487,259
Interactive Media & Services – 3.6%
Tencent Holdings Ltd	1,064,800	51,328,176
Internet & Direct Marketing Retail – 5.2%
Alibaba Group Holding Ltd (ADR)*	311,347	66,036,699
MakeMyTrip Ltd*	321,803	7,369,289
		73,405,988
Metals & Mining – 7.1%
Antofagasta PLC	1,538,520	18,680,835
Hindustan Zinc Ltd*	8,149,485	23,938,982
Rio Tinto Ltd	526,100	37,058,914
Teck Resources Ltd	1,193,636	20,702,929
		100,381,660
Oil, Gas & Consumable Fuels – 6.2%
Canadian Natural Resources Ltd	1,621,985	52,471,215
TOTAL SA	643,250	35,496,422
		87,967,637
Pharmaceuticals – 8.7%
AstraZeneca PLC	378,592	38,141,993
Novartis AG	378,687	35,966,655
Takeda Pharmaceutical Co Ltd	1,236,576	49,308,240
		123,416,888
Road & Rail – 1.3%
Container Corp Of India Ltd	2,284,624	18,306,928
Semiconductor & Semiconductor Equipment – 6.6%
ASML Holding NV	181,008	53,536,205
Taiwan Semiconductor Manufacturing Co Ltd	3,553,000	39,234,128
		92,770,333
Specialty Retail – 1.6%
Industria de Diseno Textil SA	627,460	22,133,311
Technology Hardware, Storage & Peripherals – 2.3%
Samsung Electronics Co Ltd	663,557	32,021,517

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 3.9%
Cie Financiere Richemont SA	250,151	$19,663,585
Samsonite International SA (144A)	14,466,900	34,719,966
		54,383,551
Trading Companies & Distributors – 3.3%
Ferguson PLC	511,424	46,397,033
Total Common Stocks (cost $1,059,497,466)		1,383,956,471
Investment Companies – 1.5%
Money Markets – 1.5%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº,£ (cost $21,783,526)	21,782,246	21,782,246
Total Investments (total cost $1,081,280,992) – 99.7%		1,405,738,717
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		4,183,035
Net Assets – 100%		$1,409,921,752

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$215,256,058	15.3%
United Kingdom	167,060,360	11.9
China	158,107,814	11.2
Netherlands	148,769,754	10.6
France	140,953,457	10.0
Canada	111,504,993	7.9
Hong Kong	95,044,815	6.8
United States	73,614,549	5.2
India	63,682,364	4.5
Switzerland	55,630,240	4.0
Taiwan	39,234,128	2.8
Australia	37,058,914	2.6
South Korea	32,021,517	2.3
Spain	22,133,311	1.6
Sweden	19,184,642	1.4
Italy	16,371,598	1.2
Ireland	10,110,203	0.7

Total	$1,405,738,717	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/19
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	$130,131	$2,463	$(1,280)	$21,782,246
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	133,004∆	-	-	-
Total Affiliated Investments - 1.5%	$263,135	$2,463	$(1,280)	$21,782,246

	Share Balance at 9/30/19	Purchases	Sales	Share Balance at 12/31/19
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	36,334,123	47,079,834	(61,631,711)	21,782,246
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	-	20,711,150	(20,711,150)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2019 is $51,091,564, which represents 3.6% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,383,956,471	$-	$-
Investment Companies	-	21,782,246	-
Total Assets	$1,383,956,471	$21,782,246	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.